UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2008

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

CONSOL Energy Inc. issued a press release on September 12, 2008 that is attached as Exhibit 99.1 hereto. The attached press release is incorporated by reference into this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibit

Exhibit No.	Description
99.1	Press Release of CONSOL Energy Inc. dated September 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey
Senior Vice President, General Counsel and Secretary

Dated: September 15, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of CONSOL Energy Inc. dated September 12, 2008.